Exhibit (h)(2)(i)

AMENDED SCHEDULE A

with respect to the

ALLOCATION AGREEMENT – FIDELITY BOND

as of February 28, 2025

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA CREDIT INCOME FUND

VOYA CORPORATE LEADERS® TRUST FUND

Voya Corporate Leaders® Trust Fund Series B

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA ENHANCED SECURITIZED INCOME FUND

VOYA EQUITY TRUST

Voya Corporate Leaders® 100 Fund

Voya Global Income & Growth Fund

Voya Large-Cap Growth Fund

Voya Large Cap Value Fund

Voya Mid Cap Research Enhanced Index

Fund

Voya MidCap Opportunities Fund

Voya Multi-Manager Mid Cap Value Fund

Voya Small Cap Growth Fund

Voya Small Company Fund

Voya U.S. High Dividend Low Volatility

Fund

Voya VACS Series MCV Fund

VOYA FUNDS TRUST

Voya Floating Rate Fund

Voya GNMA Income Fund

Voya Government Money Market Fund

Voya High Yield Bond Fund

Voya Intermediate Bond Fund

Voya Short Duration Bond Fund

Voya Short Duration High Income Fund

Voya Strategic Income Opportunities Fund

Voya VACS Series HYB Fund

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIAL FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

Voya Balanced Income Portfolio

Voya Global Perspectives® Portfolio

Voya Government Liquid Assets Portfolio1

Voya High Yield Portfolio1

Voya Inflation Protected Bond Plus

Portfolio

Voya Large Cap Growth Portfolio

Voya Large Cap Value Portfolio

Voya Limited Maturity Bond Portfolio1

Voya Retirement Conservative Portfolio

Voya Retirement Growth Portfolio

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

1

Voya Retirement Moderate Growth	Voya Index Solution 2060 Portfolio
Portfolio	Voya Index Solution 2065 Portfolio
Voya Retirement Moderate Portfolio	Voya Index Solution Income Portfolio
Voya U.S. Stock Index Portfolio1	Voya International High Dividend Low
Voya VACS Index Series S Portfolio	Volatility Portfolio
VOYA INVESTORS TRUST (cont.)	Voya Solution 2025 Portfolio
VY® CBRE Global Real Estate Portfolio	Voya Solution 2030 Portfolio
VY® CBRE Real Estate Portfolio	Voya Solution 2035 Portfolio
VY® Invesco Growth and Income Portfolio	Voya Solution 2040 Portfolio
VY® JPMorgan Emerging Markets Equity	Voya Solution 2045 Portfolio
Portfolio1	Voya Solution 2050 Portfolio
VY® JPMorgan Small Cap Core Equity	Voya Solution 2055 Portfolio
Portfolio1	Voya Solution 2060 Portfolio
VY® Morgan Stanley Global Franchise	Voya Solution 2065 Portfolio
Portfolio1	Voya Solution Aggressive Portfolio
VY® T. Rowe Price Capital Appreciation	Voya Solution Balanced Portfolio
Portfolio1	Voya Solution Conservative Portfolio
VY® T. Rowe Price Equity Income	Voya Solution Income Portfolio
Portfolio1	Voya Solution Moderately Aggressive
VOYA MUTUAL FUNDS	Portfolio
VY® American Century Small-Mid Cap
Voya Global Bond Fund	Value Portfolio
Voya Global High Dividend Low Volatility	VY® Baron Growth Portfolio
Fund	VY® Columbia Contrarian Core Portfolio
Voya Multi-Manager Emerging Markets	VY® Columbia Small Cap Value II Portfolio
Equity Fund	VY® Invesco Comstock Portfolio
Voya Multi-Manager International Equity	VY® Invesco Equity and Income Portfolio
Fund	VY® JPMorgan Mid Cap Value Portfolio
Voya Multi-Manager International Small	VY® T. Rowe Price Diversified Mid Cap
Cap Fund	Growth Portfolio
Voya VACS Series EME Fund	VY® T. Rowe Price Growth Equity Portfolio
VOYA PARTNERS, INC.	VOYA SEPARATE PORTFOLIOS
Voya Global Bond Portfolio	TRUST
Voya Global Insights Portfolio	Voya Investment Grade Credit Fund
Voya Index Solution 2025 Portfolio	Voya Securitized Credit Fund
Voya Index Solution 2030 Portfolio	Voya Target In-Retirement Fund2
Voya Index Solution 2035 Portfolio	Voya Target Retirement 2025 Fund2
Voya Index Solution 2040 Portfolio	Voya Target Retirement 2030 Fund2
Voya Index Solution 2045 Portfolio	Voya Target Retirement 2035 Fund2
Voya Index Solution 2050 Portfolio	Voya Target Retirement 2040 Fund2
Voya Index Solution 2055 Portfolio	Voya Target Retirement 2045 Fund2

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2

Voya Target Retirement 2050 Fund2	Voya SmallCap Opportunities Portfolio
Voya Target Retirement 2055 Fund2
Voya Target Retirement 2060 Fund2
Voya Target Retirement 2065 Fund2
Voya VACS Series EMHCD Fund
VOYA SEPARATE PORTFOLIOS
TRUST (cont.)
Voya VACS Series SC Fund
VOYA VARIABLE FUNDS
Voya Growth and Income Portfolio
VOYA VARIABLE INSURANCE
TRUST
VY® BrandywineGLOBAL – Bond
Portfolio
VOYA VARIABLE PORTFOLIOS, INC.
Voya Emerging Markets Index Portfolio
Voya Global High Dividend Low Volatility
Portfolio
Voya Index Plus LargeCap Portfolio
Voya Index Plus MidCap Portfolio
Voya Index Plus SmallCap Portfolio
Voya International Index Portfolio
Voya Russell™ Large Cap Growth Index
Portfolio
Voya Russell™ Large Cap Index Portfolio
Voya Russell™ Large Cap Value Index
Portfolio
Voya Russell™ Mid Cap Growth Index
Portfolio
Voya Russell™ Mid Cap Index Portfolio
Voya Russell™ Small Cap Index Portfolio
Voya Small Company Portfolio
Voya U.S. Bond Index Portfolio
Voya VACS Index Series EM Portfolio
Voya VACS Index Series I Portfolio
Voya VACS Index Series MC Portfolio
Voya VACS Index Series SC Portfolio
VOYA VARIABLE PRODUCTS TRUST
Voya MidCap Opportunities Portfolio

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

3